EXHIBIT 24.1

POWERS OF ATTORNEY

OF

EXECUTIVE OFFICERS AND DIRECTORS

OF

WORTHINGTON INDUSTRIES, INC.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and director of WORTHINGTON INDUSTRIES, INC., an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of certain of its common shares for offering and sale pursuant to the Worthington Industries, Inc. Deferred Profit Sharing Plan as well as interests in the Worthington Industries, Inc. Deferred Profit Sharing Plan to be offered or sold pursuant thereto, hereby constitutes and appoints B. Andrew Rose, Joseph B. Hayek and Patrick J. Kennedy, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments and documents related thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 22nd day of March, 2023.

/s/John P. McConnell John P. McConnell

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer of WORTHINGTON INDUSTRIES, INC., an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of certain of its common shares for offering and sale pursuant to the Worthington Industries, Inc. Deferred Profit Sharing Plan as well as interests in the Worthington Industries, Inc. Deferred Profit Sharing Plan to be offered or sold pursuant thereto, hereby constitutes and appoints Joseph B. Hayek and Patrick J. Kennedy, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments and documents related thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 22nd day of March, 2023.

/s/B. Andrew Rose B. Andrew Rose

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer of WORTHINGTON INDUSTRIES, INC., an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of certain of its common shares for offering and sale pursuant to the Worthington Industries, Inc. Deferred Profit Sharing Plan as well as interests in the Worthington Industries, Inc. Deferred Profit Sharing Plan to be offered or sold pursuant thereto, hereby constitutes and appoints B. Andrew Rose and Patrick J. Kennedy, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments and documents related thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 22nd day of March, 2023.

/s/Joseph B. Hayek Joseph B. Hayek

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer of WORTHINGTON INDUSTRIES, INC., an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of certain of its common shares for offering and sale pursuant to the Worthington Industries, Inc. Deferred Profit Sharing Plan as well as interests in the Worthington Industries, Inc. Deferred Profit Sharing Plan to be offered or sold pursuant thereto, hereby constitutes and appoints B. Andrew Rose, Joseph B. Hayek and Patrick J. Kennedy, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments and documents related thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 22nd day of March, 2023.

/s/Steven R. Witt Steven R. Witt

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of WORTHINGTON INDUSTRIES, INC., an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of certain of its common shares for offering and sale pursuant to the Worthington Industries, Inc. Deferred Profit Sharing Plan as well as interests in the Worthington Industries, Inc. Deferred Profit Sharing Plan to be offered or sold pursuant thereto, hereby constitutes and appoints B. Andrew Rose, Joseph B. Hayek and Patrick J. Kennedy, and each of them, as her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments and documents related thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 22nd day of March, 2023.

/s/Kerrii B. Anderson Kerrii B. Anderson

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of WORTHINGTON INDUSTRIES, INC., an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of certain of its common shares for offering and sale pursuant to the Worthington Industries, Inc. Deferred Profit Sharing Plan as well as interests in the Worthington Industries, Inc. Deferred Profit Sharing Plan to be offered or sold pursuant thereto, hereby constitutes and appoints B. Andrew Rose, Joseph B. Hayek and Patrick J. Kennedy, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments and documents related thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 22nd day of March, 2023.

/s/David P. Blom David P. Blom

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of WORTHINGTON INDUSTRIES, INC., an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of certain of its common shares for offering and sale pursuant to the Worthington Industries, Inc. Deferred Profit Sharing Plan as well as interests in the Worthington Industries, Inc. Deferred Profit Sharing Plan to be offered or sold pursuant thereto, hereby constitutes and appoints B. Andrew Rose, Joseph B. Hayek and Patrick J. Kennedy, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments and documents related thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 22nd day of March, 2023.

/s/John B. Blystone John B. Blystone

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of WORTHINGTON INDUSTRIES, INC., an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of certain of its common shares for offering and sale pursuant to the Worthington Industries, Inc. Deferred Profit Sharing Plan as well as interests in the Worthington Industries, Inc. Deferred Profit Sharing Plan to be offered or sold pursuant thereto, hereby constitutes and appoints B. Andrew Rose, Joseph B. Hayek and Patrick J. Kennedy, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments and documents related thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 22nd day of March, 2023.

/s/Mark C. Davis Mark C. Davis

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of WORTHINGTON INDUSTRIES, INC., an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of certain of its common shares for offering and sale pursuant to the Worthington Industries, Inc. Deferred Profit Sharing Plan as well as interests in the Worthington Industries, Inc. Deferred Profit Sharing Plan to be offered or sold pursuant thereto, hereby constitutes and appoints B. Andrew Rose, Joseph B. Hayek and Patrick J. Kennedy, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments and documents related thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 22nd day of March, 2023.

/s/Michael J. Endres Michael J. Endres

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of WORTHINGTON INDUSTRIES, INC., an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of certain of its common shares for offering and sale pursuant to the Worthington Industries, Inc. Deferred Profit Sharing Plan as well as interests in the Worthington Industries, Inc. Deferred Profit Sharing Plan to be offered or sold pursuant thereto, hereby constitutes and appoints B. Andrew Rose, Joseph B. Hayek and Patrick J. Kennedy, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments and documents related thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 22nd day of March, 2023.

/s/Ozey K. Horton, Jr. Ozey K. Horton, Jr.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of WORTHINGTON INDUSTRIES, INC., an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of certain of its common shares for offering and sale pursuant to the Worthington Industries, Inc. Deferred Profit Sharing Plan as well as interests in the Worthington Industries, Inc. Deferred Profit Sharing Plan to be offered or sold pursuant thereto, hereby constitutes and appoints B. Andrew Rose, Joseph B. Hayek and Patrick J. Kennedy, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments and documents related thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 22nd day of March, 2023.

/s/Peter Karmanos, Jr. Peter Karmanos, Jr.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of WORTHINGTON INDUSTRIES, INC., an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of certain of its common shares for offering and sale pursuant to the Worthington Industries, Inc. Deferred Profit Sharing Plan as well as interests in the Worthington Industries, Inc. Deferred Profit Sharing Plan to be offered or sold pursuant thereto, hereby constitutes and appoints B. Andrew Rose, Joseph B. Hayek and Patrick J. Kennedy, and each of them, as her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments and documents related thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 22nd day of March, 2023.

/s/John H. McConnell II John H. McConnell II

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of WORTHINGTON INDUSTRIES, INC., an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of certain of its common shares for offering and sale pursuant to the Worthington Industries, Inc. Deferred Profit Sharing Plan as well as interests in the Worthington Industries, Inc. Deferred Profit Sharing Plan to be offered or sold pursuant thereto, hereby constitutes and appoints B. Andrew Rose, Joseph B. Hayek and Patrick J. Kennedy, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments and documents related thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 22nd day of March, 2023.

/s/Carl A. Nelson, Jr. Carl A. Nelson, Jr.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of WORTHINGTON INDUSTRIES, INC., an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of certain of its common shares for offering and sale pursuant to the Worthington Industries, Inc. Deferred Profit Sharing Plan as well as interests in the Worthington Industries, Inc. Deferred Profit Sharing Plan to be offered or sold pursuant thereto, hereby constitutes and appoints B. Andrew Rose, Joseph B. Hayek and Patrick J. Kennedy, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments and documents related thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 22nd day of March, 2023.

/s/Sidney A. Ribeau Sidney A. Ribeau

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of WORTHINGTON INDUSTRIES, INC., an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of certain of its common shares for offering and sale pursuant to the Worthington Industries, Inc. Deferred Profit Sharing Plan as well as interests in the Worthington Industries, Inc. Deferred Profit Sharing Plan to be offered or sold pursuant thereto, hereby constitutes and appoints B. Andrew Rose, Joseph B. Hayek and Patrick J. Kennedy, and each of them, as her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments and documents related thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 22nd day of March 2023.

/s/Mary Schiavo Mary Schiavo